SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):December 26, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
               Agreement, dated as of May 1, 1997, providing
           for the issuance of Financial Asset Securities Corp.,
               Empire Funding Home Loan Owner Trust 1997-2,
         Home Loan Asset Backed Notes Series 1997-2.
          (Exact name of registrant as specified in its charter)



              Delaware       333-21071-09           52-6858090 (State or Other
Jurisdiction   (Commission        (I.R.S. Employer
of Incorporation)            File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                           06830
(Address of Principal Executive Offices)        (Zip Code)



Registrant's telephone number, including area code: (203) 625-2700

Item 5.Other Events

       On behalf of Empire Funding Home Loan Owner Trust 1997-2,
       Home Loan Asset-Backed Notes, Series 1997-2, a Trust created pursuant to the Pooling and Servicing Agreement, dated May
       1, 1997, by First Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 26, 1997. The Monthly
       Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2023.

       A.     Monthly Report Information:
              Aggregate distribution information for the current distribution date December 26, 1997.

              Principal    Interest      Ending Balance

Cede & Co $1,357,655.28    $875,144.64   $130,702,082.84


       B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.
       C.     Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

       D.     Were any amounts paid or are any amounts payable under the
              Certificate Guaranty Insurance Policy?   NO
                    Amount:

       E. Are there any developments with respect to the Certificate Insurance
              Guaranty Policy?    NONE.

       F.     Item 1: Legal Proceedings:        NONE

       G.     Item 2: Changes in Securities:    NONE

       H      Item 4: Submission of Matters to a Vote of Certificatholders:
              NONE

       I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

 Exhibit No.

       1.     Monthly Distribution Report dated December 26, 1997.

                       EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-2
                                    PASS-THROUGH CERTIFICATES
                                      SERIES 1997-2










                         DISTRIBUTION STATEMENT
Distribution Date:           12/26/97
          Beginning                                              Ending
          Certificate    Principal    Interest    Total          Certificate
Class     Balance       Distribution  DistributionDistribution   Balance

A-1         9,359,738.12 1,357,655.28   69,028.07   1,426,683.35   8,002,082.84
A-2        16,500,000.00         0.00  106,975.00     106,975.00  16,500,000.00
A-3        25,500,000.00         0.00  165,325.00     165,325.00  25,500,000.00
A-4        11,000,000.00         0.00   70,308.33      70,308.33  11,000,000.00
A-5        24,016,000.00         0.00  159,306.13     159,306.13  24,016,000.00
A-6         7,000,000.00         0.00   45,150.00      45,150.00   7,000,000.00
M-1        16,728,000.00         0.00  108,732.00     108,732.00  16,728,000.00
M-2        15,683,000.00         0.00  104,945.41     104,945.41  15,683,000.00
B           6,273,000.00         0.00   45,374.70      45,374.70   6,273,000.00
Total     132,059,738.12 1,357,655.28  875,144.64   2,232,799.92 130,702,082.84

          Payment of LossInterest     Allocable
                     Reimbursement CarLoss
Class     Deficiency     Amount       Amount

A-1                   NA         0.00          NA
A-2                   NA         0.00          NA
A-3                   NA         0.00          NA
A-4                   NA         0.00          NA
A-5                   NA         0.00          NA
A-6                   NA         0.00          NA
M-1                 0.00         0.00        0.00
M-2                 0.00         0.00        0.00
B                   0.00         0.00        0.00
Total               0.00         0.00        0.00

                AMOUNTS PER $1,000 UNIT           Ending         Current
          Principal      Interest     Total       Certificate    Pass-Through
Class     Distribution  Distribution  DistributionBalance        Interest Rate

A-1          82.28213818   4.18351939 86.46565758   484.97471758        8.85000%
A-2           0.00000000   6.48333333  6.48333333 1,000.00000000        7.78000%
A-3           0.00000000   6.48333333  6.48333333 1,000.00000000        7.78000%
A-4           0.00000000   6.39166636  6.39166636 1,000.00000000        7.67000%
A-5           0.00000000   6.63333319  6.63333319 1,000.00000000        7.96000%
A-6           0.00000000   6.45000000  6.45000000 1,000.00000000        7.74000%
M-1           0.00000000   6.50000000  6.50000000 1,000.00000000        7.80000%
M-2           0.00000000   6.69166677  6.69166677 1,000.00000000        8.03000%
B             0.00000000   7.23333333  7.23333333 1,000.00000000        8.68000%

          Payment of LossInterest     Allocable
                   Reimbursement  CarrLoss
Class     Amount         Amount       Amount

A-1                   NA   0.00000000          NA
A-2                   NA   0.00000000          NA
A-3                   NA   0.00000000          NA
A-4                   NA   0.00000000          NA
A-5                   NA   0.00000000          NA
A-6                   NA   0.00000000          NA
M-1           0.00000000   0.00000000  0.00000000
M-2           0.00000000   0.00000000  0.00000000
B             0.00000000   0.00000000  0.00000000

                       EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-2
                                    PASS-THROUGH CERTIFICATES
                                      SERIES 1997-2


                         Distribution Date:             12/26/97

                                      Distribution Statement
                         Pooling and Servicing Agreement Dated May 1, 1997

i)   Available Collection Amount                                   2,320,542.69
      Available Distribution Amount                                2,232,799.92

ii)  Beginning and Ending Class Principal Balances               See page 1
      Beginning Pool Principal Balance                           134,821,764.57
      Ending Pool Principal Balance                              133,874,519.96


iii)  Class Factors                   Class A-1       0.56725686     0.48497472
                                      Class A-2       1.00000000     1.00000000
                                      Class A-3       1.00000000     1.00000000
                                      Class A-4       1.00000000     1.00000000
                                      Class A-5       1.00000000     1.00000000
                                      Class A-6       1.00000000     1.00000000
                                      Class M-1       1.00000000     1.00000000
                                      Class M-2       1.00000000     1.00000000
                                      Class B         1.00000000     1.00000000

iv)  Interest from Mortgagors / Master Servicer                    1,411,835.15
      Interest from Purchased Loans                                        0.00
      Interest from Liquidated Mortgage Loans                              0.00
      Interest from Capitalized Interest Subsequent Deposit                0.00
                                                                   1,411,835.15

      Principal Collections (Regular Installments)                   157,061.12
      Principal Collections (Curtailments and Paid in Fulls)         740,183.49
      Substitution Adjustment                                              0.00
      Principal from Liquidated Mortgage Loans                             0.00
      Principal from Purchased Loans                                       0.00
                                                                     897,244.61


Total Payments                                                     2,309,079.76
plus: Capitalized Interest Requirement                                     0.00
plus: Amts remaining upon termination of Pre_funded Acct                   0.00
plus: Int. Income on Collection, Certificate, & Note Dist. Accts      11,462.93
less:  Trust Fees and Expenses                                        87,742.77
Available Distribution Amount                                      2,232,799.92

v)  Optimal Principal Balances:                                            0.00
          Senior                                                           0.00
          Class M-1                                                        0.00
          Class M-2                                                        0.00
          Class B                                                          0.00

vi)  Overcollateralization Deficiency Amount (before distribution  9,815,973.55
       Amounts distributed to the Residual Interest                        0.00

vii)  Servicing Compensation                                          84,263.60
        Indenture Trustee Fee                                          3,145.84
        Owner Trustee Fee                                                333.33

viii)  Overcollateralization Amount                                3,172,437.12
         Overcollateralization Target Amount                      12,528,000.00
         Net Loan Losses                                                   0.00
         Cumulative Net Loan Losses                                        0.00
         Allocable Loss Amount                                             0.00
         Excess Spread                                               460,410.67
                                                  Beginning      Ending
ix)  Weighted Average Maturity of the Home Loans             229            229
weighted avg. Home Loan Int Rate of the Home Loans        13.804%        13.802%

x)  Performance information in Servicer's Monthly Remittance Report
          60 Day Delinquency Amount                                1,442,500.72
          Six-Month Rolling Delinquency Average                      632,564.37
          Net Delinquency Calculation Amount                               0.00

xiii)                                               Current
                                                     Aggregate
Combination Loans                        Number    Prin Balance      Number
A)Defaulted Home Loans                          1      50,000.00              1
B)Liquidated Home Loans                         1      50,000.00              1
C)Deleted Home Loans because Defective          0           0.00              0
D)Deleted Home Loans because Defaulted          0           0.00              0

                                                      Current
                                                     Aggregate
Debt Consolidation Loans                 Number    Prin Balance      Number
A)Defaulted Home Loans                          0           0.00              0
B)Liquidated Home Loans                         0           0.00              0
C)Deleted Home Loans because Defective          0           0.00              0
D)Deleted Home Loans because Defaulted          0           0.00              0

xiv)  Delinquency And Foreclosure Information:
                                      # of Account Prin Balance    % of Total
          30-59 Days Delinquent                70   1,961,476.01          1.465%
          60-89 Days Delinquent                10     281,572.90          0.210%
          90-179 Days Delinquent               25     824,184.33          0.616%
           180 or more Days Delinquent          0           0.00          0.000%
      Loans in foreclosure proceedings          0           0.00          0.000%
          Foreclosed Properties                 0           0.00          0.000%

       Loans in bankruptcy proceedings# of Account Prin Balance    % of Total
          30-59 Days Delinquent                 0           0.00          0.000%
          60-89 Days Delinquent                 2      72,689.72          0.054%
          90-179 Days Delinquent               11     264,053.77          0.197%
          180 or more Days Delinquent           0           0.00          0.000%
          Aggregate                            13     336,743.49          0.252%


SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By  /s/ James Kaufman
                           Name:  Jim Kaufman
                           Title: Assistant Vice President,
                           First National Association


Dated:        December 31, 1997